Litigation	3 Months Ended
Mar. 31, 2026
Litigation [Abstract]
Litigation

NOTE 9 – LITIGATION

On March 3, 2026, the Company, obtained a copy of a summons and complaint filed in the Supreme Court of the State of New York dated February 24, 2026 by Kingswood Capital Partners, LLC against Star, Nukkleus, Inc. and the Company. The complaint alleges that a success fee is due for an earned investment banking success fee arising from a transaction. The Company denies all the allegations and intends to vigorously defend such action, which it believes is without merit.